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                                                                   EXHIBIT 10.45

                             INVESTMENT AGREEMENT

     1. PURCHASE AND PAYMENT. Barry Saxe (the "Investor") hereby agrees to purchase from ChatCom, Inc., a California corporation (the "Company"), 571,428 shares (the "Shares") of the Company's Common Stock, no par value ("Common Stock"), at an aggregate purchase price of $200,000 (the "Purchase Price") and the Company hereby agrees to issue the Shares upon receipt of the Purchase Price as set forth below. The Investor agrees to tender the Purchase Price of the Shares purchased hereby to the Company as follows: (i) the amount of $59,000, by wire transfer to the Company no later than 2:30 P.M., Pacific Standard Time, on March 5, 1998; (ii) a check in the amount of $41,000 to be received by the Company no later than March 5, 1998; and (iii) the amount of $100,000 to the Company, by wire transfer to the Company or by check to be received by the Company, no later than 2:30 P.M., Pacific Standard Time, on March 13, 1998.

     2. ISSUANCE OF SHARES. Upon confirmation of the transfer of the Purchase Price to the Company, the Company shall promptly deliver, or shall cause its transfer agent to deliver, to the Investor the stock certificate representing the Shares. The Shares shall not be deemed issued to, or owned by, the Investor until the aggregate Purchase Price of the Shares is delivered to the Company and the stock certificate representing the Shares is delivered to the Investor. The Investor's obligation to pay the entire Purchase Price is unconditional, subject only to the issuance of the Shares to the Investor.

     3. INVESTOR REPRESENTATIONS AND WARRANTIES. The Investor hereby represents and warrants to the Company as follows:

          (a) The Investor is an "accredited investor" within the meaning of Regulation D under the United States Securities Act of 1933, as amended (the "Act").

          (b) The Investor is acquiring the Shares for the Investor's own account, for investment purposes only, and not with a view to or for sale in connection with any distribution of the Shares.

          (c) The Investor acknowledges his understanding that the offer and sale of the Shares is intended to be exempt from registration under the Act, and exempt from qualification under the securities laws of certain states of United States by virtue of exemptions from such registration and qualification for transactions not involving any public offering. In furtherance thereof, the Investor represents and warrants to and agrees with the Company as follows:

              (i) The Investor has the financial ability to bear the economic risk of his investment in the Company (including its possible loss), has adequate means of providing for his current needs and contingencies and has no need for liquidity with respect to his investment in the Company; and

              (ii) The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has obtained, in his judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Shares.

          (d)  The Investor:

                                       1.
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              (i)   has received copies of the Company's Quarterly Report on
Form 10-QSB for the quarter ended December 31, 1997, filed with the United States Securities and Exchange Commission (the "Commission") on February 23, 1998 and any other report of the Company, filed with the Commission, that he has requested from the Company (collectively, the "SEC Filings"), and has been furnished any other documents requested from the Company by the Investor, and understands and has evaluated the risks of a purchase of the Shares;

              (ii) has been given the opportunity to ask questions of the Company concerning the Company, the terms and conditions of this offering and other matters pertaining to this investment, has received complete and satisfactory answers to any such inquiries and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information which was provided in order for him to evaluate the merits and risks of an investment in the Company to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

              (iii) has read and is familiar with the SEC Filings and other information provided to the Investor and has determined that the Shares are a suitable investment for him.

          (e) The Investor acknowledges his understanding that the Company has incurred net losses for each of its fiscal years ended March 31, 1996 and March 31, 1997 and for each of its fiscal quarters ended June 30, 1997, September 30, 1997 and December 31, 1997. The Investor further acknowledges his understanding that his investment in the Shares involves a high degree of risk.

          (f) In making his decision to purchase the Shares, the Investor has relied solely upon independent evaluations or investigations made by him. The Investor is not relying on the Company with respect to tax or other economic considerations involved in this investment.

          (g) The Investor represents, warrants, and agrees that he will not sell, transfer or otherwise dispose of the Shares (i) without registration under the Act and any applicable state securities laws or (ii) without providing to the Company a written opinion of counsel to the Investor reasonably satisfactory to the Company opining that an exemption from registration or qualification is available. The Investor fully understands and agrees that he must bear the economic risk of his investment for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under applicable securities laws of such states, or an exemption from such registration is available.

          (h) The Investor acknowledges and agrees that the certificate representing the Shares shall bear the following (or substantially equivalent) legends on the face or reverse side thereof:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE LAWS OF THE UNITED STATES OR ANY STATE THEREOF AND NEITHER THE SHARES NOR ANY INTEREST THEREIN MAY BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH SUCH LAWS AND PROVIDING TO THE ISSUER, A WRITTEN OPINION OF

                                       2.
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     COUNSEL SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM REGISTRATION OR
     QUALIFICATION UNDER APPLICABLE LAWS IS THEN AVAILABLE.

Any certificate or other document issued at any time in exchange or substitution for any security bearing such legends shall also bear such (or substantially equivalent) legend unless, in the sole opinion of counsel for the Company, the securities represented thereby need no longer be subject to such restrictions.

          (i) The Investor is authorized and qualified to become an investor in the Company. This Investment Agreement has been duly executed and delivered by the Investor.

          (j) No agency of the United States or any state thereof has passed upon the Shares or made any findings or determination as to the fairness of this investment.

          (k) The representations, warranties, agreements, undertakings and acknowledgements made by the Investor in this Investment Agreement are made with the intent that they be relied upon by the Company and its agent (including, without limitation, the Company's counsel) in determining the Investor's suitability as a purchaser of the Shares.

     4. REGISTRATION. The Company represents that it shall file a registration statement covering the Shares under the Act on or before March 18, 1998 and shall use its best efforts to cause such registration statement to become effective within 60 days after the date of such filing.

     5. INDEMNITY. The Investor agrees to indemnify and hold harmless the Company against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) related to (i) any false representation or warranty herein or (ii) any transfer of the Shares in violation of any securities laws.

     6. MODIFICATION. Neither this Investment Agreement nor any provision hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

     7. ASSIGNABILITY. This Investment Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors and legal representatives. This Investment Agreement is not transferable or assignable.

     8. COUNTERPARTS. This Investment Agreement may be executed in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

                                       3.
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     IN WITNESS WHEREOF, the parties hereto have executed this Investment
Agreement as of March 3, 1998.



                             /s/ Barry Saxe
                             ---------------------------------------
                             Barry Saxe



                             CHATCOM, INC., a California corporation

                             By:  /s/
                                  ----------------------------------

                             Its: Vice Chairman
                                  ----------------------------------


                                       4.